Exhibit 10.6

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 4, 2009, is entered into among (1) PHYSICIANS FORMULA, INC., a New York corporation (the “Borrower”), (2) the several banks and other lenders from time to time parties to this Amendment (the “Lenders”) and (3) UNION BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.           The Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of November 14, 2006, as amended by that certain First Amendment to Credit Agreement dated as of July 8, 2008, that certain Second Amendment to Credit Agreement dated as of September 9, 2008, that certain Third Amendment to Credit Agreement dated as of December 5, 2008, that certain Fourth Amendment to Credit Agreement dated as of March 30, 2009 and that certain Fifth Amendment to Credit Agreement dated as of July 29, 2009 (as so amended, the “Credit Agreement”).  Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Credit Agreement.

B.           Pursuant to the Credit Agreement, the Lenders have made available to the Borrower a revolving loan facility.

C.           The Borrower has informed the Lenders and the Agent that it needs additional capital to continue to operate, and has requested the consent of the Lenders and the Agent to accept a term loan from Mill Road Capital, L.P.  In addition, the Borrower is in default of certain covenants under the Credit Agreement, and has requested that the Lenders and the Agent waive such defaults, and make certain other modifications to the Credit Agreement.  The Lenders and the Agent have agreed to such requests, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows, effective as of the Sixth Amendment Effective Date:

(a)           The following new definitions are added to Section 1.1 of the Credit Agreement, in each case in appropriate alphabetical order:

““Sixth Amendment”: the Sixth Amendment to Credit Agreement dated as of September 4, 2009 among the Borrower, the Lenders and the Agent.”

““Sixth Amendment Effective Date”: the date on which the Sixth Amendment becomes effective in accordance with its terms.”

““Subordinated Creditor”: Mill Road Capital, L.P., a Delaware limited partnership.”

““Subordinated Debt”: As defined in the Subordination Agreement.”

““Subordinated Debt Documents”: As defined in the Subordination Agreement.”

““Subordination Agreement”: that certain Intercreditor and Subordination Agreement dated as of September 4, 2009 among the Borrower, the other Loan Parties, Subordinated Creditor and Agent, for the benefit of the Lenders, in form and substance satisfactory to the Agent, with respect to the Subordinated Debt and the Subordinated Debt Documents, as such Subordination Agreement may be amended, modified or restated from time to time in accordance with the terms hereof.”

(b)           In the definition of “Loan Documents” contained in Section 1.1 of the Credit Agreement, the clause “the Subordination Agreement,” is added immediately after reference to “the Guarantees,”.

(c)           Section 2.18 is amended in its entirety as follows:

“2.18           Waiver and Amendment Fee.  The Borrower agrees to pay to the Agent, for the account of the Agent on the Sixth Amendment Effective Date, a waiver and amendment fee in the amount of $10,000 for the Agent’s (i) waiver of the Event of Default under Section 2 of the Sixth Amendment and (ii) execution of the Sixth Amendment.  Such fee shall be deemed fully earned by the Agent on such date, notwithstanding any subsequent early termination of the Revolving Loan Commitment or the acceleration of the Obligations.”

(d)           A new Section 5.17 of the Credit Agreement is added to read as follows:

“5.17           Blocked Account.  The Borrower shall, on or before October 31, 2009, enter into such documents as Agent shall request to establish at Agent a blocked account on such terms as the Agent shall request.”

(e)           Section 6.2 of the Credit Agreement is amended to (i) delete the word “and” at the end of subsection (h), (ii) delete the period and add the word “; and” at the end of subsection (i) and (iii) add a new subsection (j) as follows:

“(j)           the Subordinated Debt, provided that prior to the incurrence thereof the Agent shall have received (i) the Subordination Agreement, fully executed by the parties thereto and (ii) copies of the Subordinated Debt Documents which shall be in form and substance acceptable to the Agent.”

(f)           In addition, Section 6.2(g) of the Credit Agreement is deleted and replaced with: “(g) [Intentionally Omitted.]”.

(g)           Section 6.3 of the Credit Agreement is amended to (i) delete the word “and” at the end of subsection (j), (ii) delete the period and add the word “; and” at the end of subsection (k) and (iii) add a new subsection (l) as follows:

“(l)           Liens created under the Subordinated Debt Documents, subject to the terms of the Subordination Agreement.”

(h)           Section 6.8 of the Credit Agreement is amended to (i) delete the period and replace it with “;” at the end of the sentence contained therein and (ii) add the following at the end of such Section:

“provided, further, that the Borrower may borrow from the Subordinated Creditor pursuant to the terms of the Subordinated Debt Documents.”

(i)           Section 6.10 of the Credit Agreement is amended to delete the words “other than the Loan Documents” and replace them with “other than the Loan Documents and the Subordinated Debt Documents”.

(j)           Section 7(c) of the Credit Agreement is amended in its entirety as follows:

“(c)           The Borrower shall default in the observance or performance of any agreement contained in Section 5.2(e), 5.4, 5.5, 5.6, 5.7, 5.13, 5.14, 5.15, 5.16 or 5.17, or any provision of Section 6; or the Borrower, any other Loan Party or the Subordinated Creditor shall default in the observance or performance of any agreement contained in the Subordination Agreement; or”

(k)           Section 7(f) of the Credit Agreement is amended as follows: (i) in clause (i)(A), the parenthetical is amended to read “(other than the Notes or the Subordinated Debt)” and (ii) the following is added to the end thereof: “(iii) any default under the Subordinated Debt Documents shall have occurred and be continuing; or”.

(l)           In Section 7(j)(i), the reference to “other than Summit Partners, L.P. and its Affiliates” is deleted.

SECTION 2.      Waiver.  Based on the Borrower’s Borrowing Base Certificate for the month ended June 30, 2009, the Borrower has been overadvanced under the Credit Agreement from time to time since such date.  Such amount as of the date set forth above is approximately $557,386.42.  Section 2.5(a) of the Credit Agreement requires the Borrower to repay such overadvance, as more fully set forth therein.  The Borrower has not repaid such overadvance, resulting in an Event of Default.  The Borrower has requested that the Lenders and the Agent waive such Event of Default, and the Lenders and the Agent have agreed and hereby waive such Event of Default, subject to the terms and conditions set forth herein.

The foregoing waiver is given in this instance only.  The foregoing waiver shall not be construed as a waiver of or consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall such waiver be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver, whether in similar or different circumstances.

SECTION 3.      Conditions Precedent. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

(a)      this Amendment, duly executed by the Borrower and the Lenders;

(b)      a consent to this Amendment, substantially in the form of Exhibit A hereto;

(c)      resolutions of the board of directors, or similar authorizing body, of the Borrower, authorizing this Amendment, certified by an appropriate officer of the Borrower;

(d)      the Subordination Agreement, duly executed by the parties thereto;

(e)      copies of the Subordinated Debt Documents certified as of the Sixth Amendment Effective Date as complete and correct copies and in full force and effect, by the appropriate officers of the Borrower;

(f)      evidence reasonably acceptable to the Agent that the Subordinated Debt has been funded to the Borrower in full, in immediately available funds;

(g)      receipt by the Agent of a repayment of the Revolving Loans in a principal amount sufficient to cause the Borrowing Base availability to be at least $500,000;

(h)      receipt by the Agent of a waiver and amendment fee in the amount of $10,000, in immediately available funds;

(i)      payment of all outstanding fees, costs and expenses of the Agent and the Lenders; and

(j)      such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent’s reasonable satisfaction as to all legal matters incident to this Amendment.

SECTION 4.      Post-Closing Covenant.  Borrower shall cause, on or before the date five Business Days after the Sixth Amendment Effective Date (or such later date as agreed to by the Agent in its sole discretion), a good-standing certificate of Physicians Formula Holdings, Inc. to be delivered to the Agent.  Failure by the Borrower to comply with the foregoing shall constitute an Event of Default under the Credit Agreement, as amended by this Amendment.

SECTION 5.      Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)      Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)      Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)      Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, each of which is hereby reaffirmed.

SECTION 6.      Representations and Warranties.  The Borrower represents and warrants, for the benefit of the Lenders and the Agent, as follows:  (i) it has all requisite power and authority under applicable law and under its Organic Documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which it or any of its property may be bound or (c) result in or require the creation of any Lien upon or with respect to any of its properties, whether such properties are now owned or hereafter acquired, except such as are permitted under the Credit Agreement; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties were true, correct and complete on and as of such earlier date; (vi) except as set forth in Section 2 herein, no Default has occurred and is continuing and (vii) neither the Borrower nor any Subsidiary owns any equipment that are fixtures with a book value in excess of $300,000.

SECTION 7.      Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.      Governing Law.  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without reference to its choice of law rules).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PHYSICIANS FORMULA, INC., a New York corporation

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	President

UNION BANK, N.A., as Agent and as sole Lender

By:	/s/ T. Keving Powells
Name:	T. Kevin Powells
Title:	Vice President

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EXHIBIT A

GUARANTORS’ CONSENT

Each of the undersigned is a “Guarantor” under that certain Pledgor Guarantee dated as of November 14, 2006 or that certain Subsidiary Guarantee dated as of November 14, 2006 (each a “Guarantee”) made by the undersigned in favor of Union Bank, N.A., as administrative agent (the “Agent”) for the lenders from time to time party to that certain Credit Agreement dated as of November 14, 2006 among PHYSICIANS FORMULA, INC., a New York corporation (the “Borrower”), such lenders and the Agent, as amended by that certain First Amendment to Credit Agreement dated as of July 8, 2008, by that certain Second Amendment to Credit Agreement dated as of September 9, 2008, by that certain Third Amendment to Credit Agreement dated as of December 5, 2008, by that certain Fourth Amendment to Credit Agreement dated as of March 30, 2009 and by that certain Fifth Amendment to Credit Agreement dated as of July 29, 2009 (as so amended, the “Credit Agreement”).

In connection herewith, the Credit Agreement is being amended by that certain Sixth Amendment to Credit Agreement dated as of even date herewith (the “Amendment”). Each Guarantor hereby acknowledges that it has received a copy of the Amendment. Each Guarantor hereby consents to the Amendment, and hereby confirms and agrees that the Guarantee to which it is a party is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in such Guarantee to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

Dated: September 4, 2009

PHYSICIANS FORMULA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Jeffrey Roers
Name:	Jeffrey Rogers
Title:	President

PHYSICIANS FORMULA COSMETICS, INC.,
a Delaware corporation

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	President

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PHYSICIANS FORMULA DRTV, LLC, INC.,
a Delaware corporation

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	President

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